                                    [LETTERHEAD]


                                    April 1, 1997

Joseph Mazin, President & CEO
PERFECTDATA CORPORATION
110 West Easy Street
Simi Valley, California 93065-1689

Re: Modification of Financing Arrangements
    --------------------------------------

Dear Mr. Mazin:

Reference is made to that certain Loan Agreement dated as of November 2, 1995, entered into between PERFECTDATA CORPORATION ("Borrower") and MANUFACTURERS BANK ("Bank"), together with any and all amendments, modifications, riders and attachments thereto (collectively, the "Loan Agreement"), governing certain financial accommodations which Bank has extended to Borrower. All capitalized terms used in this letter shall have the meanings given to them in the Loan Agreement, unless specifically defined herein.

Bank has reviewed the financing arrangements provided to Borrower under the Loan Agreement and all other related loan documents, and is willing to modify the Loan Agreement, subject to the following terms and conditions:

1. Section 6.2(a) is modified by deleting the word "monthly", and replacing it with the word "quarterly".

Except as expressly amended above, the Loan Documents shall remain unchanged and in full force and effect.

Kindly cause Borrower to indicate their acceptance of this Agreement by signing the enclosed copy where indicated and returning it to us. This offer shall expire at 5:00 p.m. on April 18, 1997, unless prior to that time we have received such copy duly executed.

                                         Very truly yours,
                                         MANUFACTURERS BANK,

                                         Cris Castellini
                                         Assistant Vice President

                                         AGREED AND ACCEPTED:

Dated: April 9, 1997                     PERFECTDATA CORPORATION,
       --------------------              a California corporation

                                         By: /s/ Joseph Mazin
                                            -----------------------------------
                                            Joseph Mazin

                                         Title: President & CEO
                                               --------------------------------


                                         By: /s/ Irene J. Marino
                                            -----------------------------------
                                            Irene J. Marino

                                         Title: V.P. Finance & Corp. Secretary
                                               --------------------------------

                                   Page 1 of 1
                                  Exhibit 10.66

                                    [LETTERHEAD]


                                    October 24, 1996

Mr. Joseph Mazin
PERFECTDATA CORPORATION
110 West Easy Street
Simi Valley, California 93065-1689

Re: Modification of Financing Arrangements
    --------------------------------------

Dear Mr. Mazin:

Reference is made to (i) that certain Loan Agreement dated as of November 2, 1995, entered into between PERFECTDATA CORPORATION ("Borrower") and MANUFACTURERS BANK ("Bank"), together with any and all alterations, amendments, changes, extensions, modifications, riders, and supplements thereto (collectively, the "Loan Agreement"), (ii) that certain promissory note in the original principal amount of One Million Dollars ($1,000,000.00) dated August 2, 1992 and executed by Borrower in favor of Bank (the "Note"), and (iii) any and all documents executed in connection with the Loan Agreement (which documents, together with the Loan Agreement and the Note, are collectively referred to as the "Loan Documents"), pursuant to which Bank has extended certain financial accommodations to Borrower. Any and all capitalized terms used herein shall have the meanings ascribed to them in the Loan Agreement, unless specifically defined below.

At your request we have reviewed the financing arrangements which we have provided to Borrower under the Loan Documents and are willing to modify the Loan Agreement and the Note as set forth below:

1. Section 6.2(a) of the Loan Agreement is deleted and replaced with the following:

   6.2(a) FINANCIAL PROJECTIONS FOR BORROWER. Deliver to Bank not less than ninety (90) days before the end of each of Borrower's fiscal years, monthly financial projections for Borrower including balance sheets, income statements, cash flow projections and letter of credit usage projections, for the next succeeding fiscal year, prepared by Borrower.

2. Section 6.3(f) is added to the Loan Agreement as follows:

   6.3(f) LIQUIDITY. (i) At all times maintain Net Liquid Assets in an amount not less than Three Hundred Thousand Dollars ($300,000.00) and (ii) deliver to Bank, within thirty (30) days after the end of each calendar quarter, written evidence of compliance with this covenant satisfactory to Bank. As used in this Section, "Net Liquid Assets" means cash, bank deposits, marketable securities, mutual funds, municipal bonds and municipal bond funds, wherever located or maintained, net of the aggregate amount of all indebtedness secured by any lien or encumbrance of any nature whatsoever affecting any of such assets.

3. Note is modified by extending its maturity date and the last date for obtaining advances thereunder from October 31, 1996, to August 31, 1997. Availability of credit remains subject to any other conditions contained in the Note.

Except as expressly amended above, the Loan Documents shall remain unchanged and in full force and effect. Kindly cause Borrower to indicate their acceptance of this Agreement by signing the enclosed copy where indicated and returning it to us. This offer shall expire at 5:00 p.m. on October 31, 1996, unless prior to that time we have received such copy duly executed.


                                         Very truly yours,
                                         MANUFACTURERS BANK,

                                         /s/ Karen Stein
                                         Karen Stein
                                         Vice President

                                         AGREED AND ACCEPTED:

Dated: Oct 25, 1996                  PERFECTDATA CORPORATION,
       --------------------              a California corporation

                                         By: /s/ Joseph Mazin
                                            -----------------------------------
                                            Joseph Mazin

                                         Title: President & CEO
                                               --------------------------------


                                         By: /s/ Irene J. Marino
                                            -----------------------------------
                                            Irene J. Marino

                                         Title: V.P. Finance & Corp. Secretary
                                               --------------------------------

                                   Page 1 of 1
                                  Exhibit 10.66